Exhibit 10.1

FORM OF

NOTE PURCHASE AGREEMENT

(RULE 144a PURCHASERS)

This Note Purchase Agreement (the “Agreement”) is made as of April 21, 2026 (the “Effective Date”) by and between SunPower Inc., a Delaware corporation (the “Company”), and the party named on the signature page attached hereto, on behalf of such party and on behalf of the accounts and funds managed or administered by such party as set forth on Schedule B (collectively, the “Purchaser”).

RECITALS

WHEREAS, the Company has authorized, upon the terms and conditions stated in this Agreement, the sale and issuance of 10.00% Convertible Senior Notes due 2029 (the “Notes”) to the Purchaser and the other purchasers under those certain Note Purchase Agreements entered into on or about the Effective Date (collectively, the “Note Purchase Agreements”);

WHEREAS, the Notes will be issued pursuant to the Indenture to be entered into on or before the Closing (as defined below) between U.S. Bank Trust Company, National Association, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”), the Company, as issuer, and each guarantor party thereto (“Guarantor”), in the form attached hereto as Exhibit A (as supplemented or amended, the “Indenture”);

WHEREAS, on the terms and subject to the conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (including the rules and regulations promulgated thereunder, the “Securities Act”), on the Closing Date (as defined below), the Company will issue and sell to Purchaser, and Purchaser will purchase from the Company, Notes in the aggregate principal amount set forth on Schedule A.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

1. Purchase and Sale of Notes

1.1 Issuance of Notes. Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase from the Company, and the Company shall issue and sell to the Purchaser, Notes in the aggregate principal amount set forth on Schedule A and for the purchase price set forth on Schedule A (the “Purchase Price”)

1.2 Delivery. The sale and purchase of the Notes shall take place at one closing (the “Closing”) to be held on the Closing Date. At the Closing, (a) the Purchaser shall pay to the Company the Purchase Price in United States dollars and in immediately available funds, by wire transfer to the Company account as set forth in the instructions delivered to the Purchaser by the Company prior to the Closing, and (b) the Company shall cause the Trustee to execute and authenticate and cause to be delivered to, or for the benefit of, the Purchaser the applicable amount of the Notes (as defined in the Indenture) issuable to the Purchaser pursuant to this Agreement.

1.3 Use of Proceeds. The Company shall use the proceeds from the sale and issuance of the Notes as set forth on Schedule C hereto, with any cash in excess of the debt payments listed on Schedule C being used for general corporate purposes, including but not limited to working capital.

1.4 Closing and Settlement.

(a) The Closing and the settlement of the transactions hereunder (the “Settlement”) shall be made remotely via the exchange of documents and signatures at 10:00 A.M., New York City time, two Business Days (as defined in the Indenture) following the Effective Date, subject to the satisfaction or waiver of the conditions set forth in Section 1.5, or at such other time and place as the Company and the Purchaser may mutually agree in writing. The time and date of the Closing and the Settlement is referred to as the “Closing Date”.

(b) On the Closing Date, subject to satisfaction of the conditions precedent specified in this Agreement, the Company shall execute, and cause the Trustee to execute and authenticate and cause to be delivered to, or for the benefit of, the Purchaser, Notes in the aggregate principal amount set forth in Schedule A.

(c) The Notes to be delivered to, or for the benefit of, the Purchaser on the Closing Date shall be delivered by causing the Trustee to electronically transmit the applicable amounts of the Notes in the aggregate principal amount set forth in Schedule A by crediting the account of the Purchaser’s prime broker with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian system, as specified by the Purchaser.

1.5 Closing Conditions.

(a) The obligations of the Purchaser shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(i) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects on the date hereof and on and as of the Closing Date, and the Company shall have performed all applicable covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

(ii) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the consummation of the transactions under this Agreement; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the consummation of the transactions under this Agreement, including, but not limited to, the issuance of the Notes pursuant thereto.

(iii) Indenture. The Company, the Guarantors, the Trustee and the Collateral Agent shall each have executed and delivered each of the Note Documents to which they are a party.

(iv) Exchange Agreements. The closing of the transactions contemplated by those certain exchange agreements, executed on or about the date hereof (the “Exchange Agreements”), providing for the exchange of certain 7.00% Notes (as defined below) by the Company for shares of common stock, $0.0001 par value per share, of the Company (the “Common Stock”) shall occur substantially concurrently or prior to the Closing.

(b) The obligations of the Company shall be subject to the satisfaction or waiver of the following conditions on or prior to the Closing Date:

(i) Representations and Warranties. The representations and warranties of the Purchaser contained herein shall be true and correct in all material respects on the date hereof and on and as of the Closing Date, and the Purchaser shall have performed all applicable covenants and agreements and satisfied all conditions to be performed or satisfied hereunder at or prior to the Closing Date.

(ii) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the consummation of the transactions under this Agreement; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the consummation of the transactions under this Agreement, including the issuance of the Notes pursuant thereto.

(iii) Indenture. The Trustee and the Collateral Agent shall each have executed and delivered each of the Note Documents to which they are a party.

2. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchaser as follows as of the date hereof and as of the Closing Date:

2.1 Organization, Good Standing and Qualification. The Company and each Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company and each Guarantor has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company and each Guarantor is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or the business of the Company and its subsidiaries (a “Material Adverse Effect”).

2.2 Corporate Power. The Company and each Guarantor has all requisite corporate power to: (a) execute and deliver this Agreement, the Security Agreement (as defined in the Indenture), the Trademark Security Agreement (as defined in the Security Agreement) and the other Collateral Documents (as defined in the Indenture) and each other agreement or instrument contemplated thereby (collectively, the “Note Documents”); (b) perform its respective obligations under the Note Documents to which it is a party; and (c) and to carry out and perform its obligations under the Note Documents to which it is a party, including the grant of the security interests and liens contemplated by the Collateral Documents. The Company’s Board of Directors (the “Board”) and the Board of Directors of each Guarantor has approved the Note Documents based upon a reasonable belief that the transactions thereunder are appropriate for the Company or such Guarantor, as applicable, after reasonable inquiry concerning the financing objectives and financial situation of the Company or such Guarantor, as applicable.

2.3 Authorization; Security Interest; Conversion Securities.

(a) All corporate action on the part of the Company and each Guarantor necessary for the authorization, execution, delivery and performance of the Note Documents by the Company and each Guarantor, including the issuance and delivery of the Notes and the reservation of the equity securities directly or indirectly issuable upon conversion of the Notes (collectively, the “Conversion Securities”), has been taken. This Agreement has been (or upon delivery will have been) duly executed and delivered by the Company, and constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Note Documents (other than this Agreement), when executed and delivered by the Company and each Guarantor party thereto, shall constitute valid and binding obligations of the Company and such Guarantor, enforceable in accordance with their terms against the Company and each Guarantor, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws

(b) The Collateral Documents create a first priority security interest which is enforceable against each grantor party thereto in all Collateral (as defined in the Indenture) it owns as of the execution of each such Collateral Document or thereafter acquires, in each case subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Guarantors signatory to the Indenture and the Collateral Documents at the Closing will constitute all Material Subsidiaries (as defined in the Indenture) as of the time of Closing.

(c) Any Conversion Securities, when issued in compliance with the provisions of the Notes, will be validly issued, fully paid, nonassessable, free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

2.4 Filings and Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority or self-regulatory organization required on the part of the Company in connection with the execution, delivery and performance of the Note Documents or the issuance of the Notes have been obtained or made. No shareholder approval is required pursuant to the rules of the Nasdaq Stock Market in connection with the execution, delivery or performance of the Note Documents or the issuance of the Notes or the Conversion Securities.

2.5 Compliance with Laws. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of the Company’s or its subsidiaries’ businesses or the ownership of their respective properties, which violation of which would have a Material Adverse Effect.

2.6 Compliance with Other Instruments. The Company is not in, and the execution, delivery and performance of the Note Documents will not result in, any violation of, conflict with or constitute, with or without the passage of time or giving of notice, a default under any term of (a) its certificate of incorporation or bylaws, all as amended and as currently in effect, (b) any provision of any mortgage, indenture or contract to which it is a party and by which it, any of its subsidiaries or any of their respective assets is bound or (c) any statute, rule, regulation, judgment, decree, order or writ, other than, in the case of clauses (b) and (c), such violations, conflicts or defaults as would not reasonably be expected to have a Material Adverse Effect. The execution, delivery and performance of the Note Documents will not result in the creation of any lien, charge or encumbrance upon any assets of the Company or its subsidiaries, other than the liens granted pursuant to the terms of the Collateral Documents, or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, or the business, operations, assets or properties of the Company or its subsidiaries. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any prohibition on the grant of liens, preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated under the Note Documents without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

2.7 Offering. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 3 hereof, (a) the offer, issue, and sale of the Notes and the Conversion Securities are and will be exempt from the registration and prospectus delivery requirements of the Securities Act, and are exempt from registration and qualification under the registration, permit, or qualification requirements of all applicable state securities laws and (b) the Indenture is not required to be qualified under the Trust Indenture Act of 1939, as amended. The Notes, when issued, will not be of the same class as securities listed on a national securities exchange registered under Section 6 of the Securities Exchange Act of 1934, as amended (including the rules and regulations promulgated thereunder, the “Exchange Act”), or quoted in a U.S. automated inter-dealer quotation system, within the meaning of Rule 144A(d)(3)(i) under the Securities Act. The Company is not and, after giving effect to the transactions pursuant to the Note Purchase Agreements (including the use of proceeds from the sale of the Notes), will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

2.8 No Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the Securities Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Securities Act) which will be integrated with the sale of the Securities (as defined below) in a manner which would require the registration of the offer and sale of the Securities under the Securities Act or require shareholder approval under the rules and regulations of the Nasdaq Stock Market, and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the Securities Act or the rules and regulations of the Nasdaq Stock Market with the offer and sale of the Securities.

2.9 Public Filings. From January 1, 2025 to the date of this Agreement, the Company has filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements of Regulations S-X and have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). As of the date of this Agreement, the Company is not in possession of any material non-public information other than (a) the terms of the transactions contemplated by the Note Purchase Agreements and the Exchange Agreements and (b) such material non-public information required to be disclosed pursuant to Section 4.3.

2.10 Most Favored Nation. The Purchase Price is the same purchase price per $1,000 principal amount of Notes as in all other Note Purchase Agreements.

3. Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company as follows as of the date hereof and as of the Closing Date:

3.1 Purchase for Own Account. The Purchaser is acquiring the Notes and the Conversion Securities (collectively, the “Securities”) solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

3.2 Binding Obligation. The Purchaser has full power and authority to enter into the Note Documents to which it is party. The Note Documents to which the Purchaser is a party, when executed and delivered by the Purchaser, shall constitute valid and binding obligations of the Purchaser enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws.

3.3 Information and Sophistication. The Purchaser has access to (including through the EDGAR system) and has had an opportunity to review the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, Proxy Statements and other filings and submissions made by the Company with the SEC, including the “Risk Factors” contained therein. The Purchaser acknowledges, confirms and agrees that: (a) the Purchaser is a sophisticated institutional investor that is willing and able to conduct, and has conducted, a thorough investigation of the Notes, the Company and the business and financial position of the Company and its Subsidiaries (the “Company Business”), (b) no prospectus, offering document or other disclosure document has been or will be prepared in connection with the placement of the Notes and the transactions under this Agreement, the Indenture or the Collateral Documents, (c) the Purchaser has or has requested access to, and has had sufficient opportunity to evaluate, all information and documentation that it believes is necessary or appropriate in connection with its decision to enter into this Agreement and to purchase the Notes, including such information with respect to the Company and the Company Business, (d) neither the Company nor its representatives or advisors are responsible for any due diligence investigation on the Purchaser’s behalf, the advisability of purchasing the Notes or any information or document delivered in connection with this Agreement, the Collateral Documents or the Notes (including, without limitation, with respect to the Company Business) other than the SEC Documents, (e) the Purchaser is not relying upon any representations, expressed or implied, with respect to the transactions contemplated by the Notes, except those expressly set forth in Section 2 of this Agreement, (f) the Purchaser has consulted its own independent advisors with regard to, without limitation, the legal, regulatory, tax, business, investment, financial, accounting, currency and other economic considerations related to the purchase of the Notes and the risks associated with an investment in the Notes (including, without limitation, with respect to the Company Business), (g) the Purchaser has made its own investment, hedging and trading decisions based upon its own judgment and upon advice from its own independent advisors and not upon any view expressed by the other person, and (h) the Purchaser is purchasing the Notes with a full understanding of the terms, conditions and risks thereof including, but not limited to, counterparty risk, country risk, price risk and liquidity risk, and the Purchaser is capable of and willing to assume those risks. The Purchaser further represents that it is acting as principal in the purchase of the Notes.

3.4 Ability to Bear Economic Risk. The Purchaser acknowledges that investment in the Securities involves a high degree of risk, and the Purchaser is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

3.5 Accredited Investor Status. The Purchaser is an “institutional accredited investor” as such term is defined in Rule 501 under the Securities Act. The Purchaser is a “qualified institutional buyer” as such term is defined in Rule 144A under the Securities Act.

3.6 Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended), the Purchaser has satisfied itself as to the full observance of the laws of the Purchaser’s jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Note, including (i) the legal requirements within the Purchaser’s jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. The Purchaser’s subscription, payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.7 Forward-Looking Statements. With respect to any forecasts, projections of results and other forward-looking statements and information provided to the Purchaser (including with respect to the Company Business), the Purchaser acknowledges (i) that such statements were prepared based upon assumptions deemed reasonable by the Company at the time of preparation, and (ii) there is no assurance that such statements will prove accurate, and the Company has no obligation to update such statements.

3.8 Commissions. Except as disclosed to the Company in writing prior to the date hereof, no person will have, as a result of the transactions contemplated by the Note Documents, any valid right, interest or claim against the Company or upon the Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.

3.9 Placement Agent Provisions. The Purchaser hereby acknowledges and agrees that (a) Santander US Capital Markets LLC (the “Placement Agent”) is acting as placement agent in connection with the private placement of the Notes (the “Transaction”) and is not acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for the Purchaser, the Company or any other person or entity in connection with the Transaction, (b) the Placement Agent has not made and will not make any representation or warranty, whether express or implied, of any kind or character and has not provided any advice or recommendation in connection with the Transaction, and has made no independent investigation with respect to the Company or the Securities or the accuracy, completeness or adequacy of any information supplied to the Purchaser by the Company, (c) the Placement Agent will have no responsibility with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the Transaction or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) or any thereof, or (ii) the business, condition (financial or otherwise), operations, properties or prospects of, or any other matter concerning the Company or the Transaction, and (d) the Placement Agent shall have no liability or obligation (including without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by the Purchaser, the Company or any other person or entity), whether in contract, tort or otherwise, to the Purchaser, or to any person claiming through the Purchaser, in respect of the Transaction. The Purchaser agrees to release the Placement Agent from and against: (i) any legal, equitable or other claim that may arise under the Securities Act, the Exchange Act, the rules and regulations thereunder, any other applicable law, rule or regulation or in general under any theory of liability or relief in connection with the offer and sale of the Securities; and (ii) any losses, damages, injuries, declines in value, lost opportunities, liabilities, fees, charges, costs or expenses of any nature that the Purchaser may suffer in connection with the offer, purchase or sale of the Securities.

4. Limitations on Disposition; Legends; Securities Law Disclosure; Publicity.

4.1 Limitations on Disposition. The Securities may only be disposed of in compliance with state and federal securities laws and the applicable provisions of the Indenture.

4.2 Legends. The Purchaser agrees to the imprinting of a legend on any of the Securities in substantially the forms set forth in the Indenture.

4.3 Securities Law Disclosure; Publicity. No later than 9:00 a.m. (New York City time) on the trading day immediately following the date of this Agreement (such date and time, the “Release Time”), the Company shall publicly disclose, via press release or Current Report on Form 8-K filed with the SEC, all material non-public information that was delivered to the Purchaser by the Company, its advisors or any person acting on behalf of the Company in connection with the transactions contemplated by the Note Purchase Agreements or the Exchange Agreements. After the Release Time, the Purchaser will not be under any contractual obligation to the Company to refrain from (a) disclosing the fact or the terms of the transactions contemplated by the Note Purchase Agreements or the Exchange Agreements or any other material non-public information required to be disclosed pursuant to this Section 4.3 or (b) using or trading on such information. The Company understands and acknowledges that the Purchaser and persons acting on its behalf will rely on the representations, warranties and covenants in this Section 4.3 in effecting transactions in the securities of the Company and of other persons. Without the prior written consent of the Purchaser (unless such disclosure is required by applicable law, rule, regulation or legal process based on advice of counsel), the Company shall not disclose (i) the name of the Purchaser in any filing or announcement or (ii) any information regarding the Purchaser’s holdings of securities of the Company or transactions in any securities of the Company at one of its prime brokers to any of the Purchaser’s other prime brokers or to any other person (other than the Company’s counsel, agents or representatives).

4.4 Registration Rights.

(a) The Company agrees that, on or before May 15, 2026 (the “Filing Date”), the Company will file with the SEC, at the Company’s sole cost and expense, a registration statement for a shelf registration on Form S-1 (or Form S-3, if the Company is eligible to use Form S-3) (in either case, the “Registration Statement”), registering the resale of the maximum number of shares of Common Stock issuable upon conversion of all Notes held by the Purchaser as of two Business Days prior to such filing (such shares of Common Stock issuable upon the conversion of such Notes, the “Registrable Securities”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the 10th Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be “reviewed” or will not be subject to further review (the “Effectiveness Date”); provided, however, that the Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon the Purchaser furnishing a completed and executed selling securityholder questionnaire in customary form to the Company that contains the information required by SEC rules for a Registration Statement regarding the Purchaser, the securities of the Company held by the Purchaser and the intended method of disposition of the Registrable Securities (which shall be limited to non-underwritten public offerings) to effect the registration of the Registrable Securities, and the Purchaser shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling securityholder in similar situations. For purposes of clarification, any failure by the Company to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Company of its obligations to file or effect the Registration Statement as set forth above in this section. Notwithstanding the foregoing, if the SEC prevents the Company from including any or all of the shares of Common Stock proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Common Stock by the applicable securityholder or otherwise, such Registration Statement shall register for resale such number of shares of Common Stock which is equal to the maximum number of shares of Common Stock as is permitted by the SEC. In such event, the number of shares of Common Stock to be registered for each selling securityholder named in the Registration Statement shall be reduced pro rata among all such selling securityholders. Unless required under applicable laws and SEC rules, in no event shall the Purchaser be identified as a statutory underwriter in the Registration Statement; provided, that if the Purchaser is required to be so identified as a statutory underwriter in the Registration Statement, the Purchaser will have an opportunity to withdraw its Registrable Securities from the Registration Statement.

(b) The Company shall use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Company determines to obtain, continuously effective with respect to the Purchaser, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions, until the earlier of the following: (i) the Purchaser ceases to hold any Registrable Securities and (ii) the date all Registrable Securities held by the Purchaser may be sold without restriction under Rule 144, including without limitation, any volume and manner of sale restrictions which may be applicable to affiliates under Rule 144 and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

(c) Notwithstanding anything herein to the contrary, the Company may suspend the use of any prospectus (a “Prospectus”) included in any Registration Statement contemplated by this Section in the event that the Company’s Board of Directors determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company’s Board of Directors, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Registration Delay”); provided, that the Company shall promptly (a) notify the Purchaser in writing of the commencement of and the reasons for an Allowed Registration Delay, but shall not (without the prior written consent of the Purchaser) disclose to the Purchaser any material non-public information giving rise to an Allowed Registration Delay, (b) advise the Purchaser in writing to cease all sales under the Registration Statement until the end of the Allowed Registration Delay and (c) use commercially reasonable efforts to terminate an Allowed Registration Delay as promptly as practicable.

(d) If the Company does not file a Registration Statement with the SEC covering the Registrable Securities on or prior to the Filing Date (other than as a result of an Allowed Registration Delay), the Company will make up to two payments to the Purchaser, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the product of (a) the number of shares for which the Notes comprising Registrable Securities may then be converted and that may not be sold without restriction under Rule 144 multiplied by (b) $1.13 per share, for each 30-day period or pro rata for any portion thereof following the Filing Date for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall constitute the Purchaser’s exclusive monetary remedy for the Company’s breach of Section 4.4(a) only, but shall not affect the right of the Purchaser to seek injunctive relief. Such payments shall be made to the Purchaser in cash no later than 10 Business Days after the end of each 30-day period referred to above, and such payments shall be in addition to, and not in lieu of, any payments required to be made by the Company to the Holders pursuant to Section 4.6(b) of the Indenture.

5. Miscellaneous

5.1 Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. No party to this Agreement may assign this Agreement or its rights or obligations hereunder without the prior written consent of the other party hereto. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as set forth in Section 5.14 and as otherwise expressly provided in this Agreement.

5.2 Governing Law; Waiver of Jury Trial.

(a) This Agreement and the Note shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents, made and to be performed entirely within the State of Delaware, without giving effect to conflicts of laws principles.

(b) EACH OF THE COMPANY AND THE PURCHASER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS THIS AGREEMENT, THE OTHER NOTE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THIS AGREEMENT OR THE OTHER NOTE DOCUMENTS.

5.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.5 Notices. All notices required or permitted under this Agreement or the Note shall be in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next Business Day, (iii) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications to a party shall be sent to the party’s address set forth on the signature page or at such other address(es) as such party may designate by 10 days’ advance written notice to the other party hereto. A copy of any notice to the Company shall be sent to Arnold & Porter Kaye Scholer LLP, 250 W. 55th Street, New York, NY, Attn: Michael Penney, e-mail: michael.penney@arnoldporter.com.

5.6 Modification; Waiver; Amendment. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing by the Company and the Purchaser.

5.7 Further Assurances. The Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5.8 Expenses. The Company and the Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement, the Note, and the transactions contemplated hereby and thereby.

5.9 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Purchaser, upon any breach or default of the Company under this Agreement or the Note shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Purchaser of any breach or default under this Agreement or any Note, or any waiver by the Purchaser of any provisions or conditions of this Agreement or the Note must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement or the Note, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

5.10 Exculpation Among Other Note Purchasers. The Purchaser acknowledges that the Purchaser is not relying on any person, firm or corporation, other than the Company and its officers and Board members, in making the Purchaser’s investment or decision to invest in the Company.

5.11 Entire Agreement. This Agreement and the other Note Documents constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

5.12 Waiver of Conflicts. Each party to this Agreement acknowledges that Arnold & Porter Kaye Scholer LLP (“A&P”) has acted as counsel solely to the Company with respect to the this Agreement, the Note Documents the Collateral Documents and the transactions contemplated hereby and thereby (the “Transactions”), and has negotiated the terms of the Transactions solely on behalf of the Company. A&P may have, in the past, represented and/or may, now or in the future, represent the Purchaser and/or its affiliates in other matters, including matters that are similar, but not substantially related, to the Transactions. The applicable rules of professional conduct require that A&P inform its clients of these representations and obtain their waivers of the conflicts that may arise from such representations. Each of the Company and the Purchaser hereby (i) acknowledges that such party has been advised about such circumstances and has had an opportunity to ask for additional information, (ii) acknowledges that, with respect to the Transactions, A&P has represented solely the Company and no other party, and (iii) gives its informed consent to A&P’s representation of the Company in the Transactions and A&P’s representation of the Purchaser and/or its affiliates in other matters.

5.13 Consent. If the Purchaser is a holder of the Company’s 7.00% Convertible Senior Notes due 2029 (the “7.00% Notes”), as previously issued pursuant to the Indenture, dated as of September 16, 2024, between the Company and the Trustee (the “7.00% Notes Indenture”), then the Purchaser further hereby consents, confirms and agrees, in accordance with Sections 4.07 and 8.01 of the 7.00% Notes Indenture, as well as the other applicable provisions of the 7.00% Notes Indenture, that the Company may (x) issue the Notes pursuant to the Note Purchase Agreements, (y) authorize and grant the security interest in the Collateral (as defined in the Indenture) in accordance with the Indenture and related Collateral Documents (as defined in the Indenture) and (z) enter into one or more Note Purchase Agreements and consummate the transactions thereunder. The Purchaser confirms that the consent provided under this Section 5.13 constitutes an action by the Purchaser in its capacity as a “Holder” with respect to the matters that are the subject matter of this consent for all purposes under Section 8.01 of the 7.00% Notes Indenture.

5.14 Third Party Beneficiary. The Placement Agent shall be a third-party beneficiary to this Agreement, the representations, warranties, covenants and agreements of the Company contained herein and the representations, covenants and agreements of the Noteholders contained herein shall inure to the benefit the Placement Agent, and the Placement Agent shall have the right to enforce the agreements made hereunder directly as if it were a party hereto.

5.15 Survival. The representations, warranties and covenants of the Company and the Purchaser contained herein and this Section 5 shall survive the Closing.

[Signature pages follow]

The parties have executed this Note Purchase Agreement as of the date first written above.

Company:

SunPower Inc.

By:
	Name:	Thurman Rodgers
	Title:	Chief Executive Officer

Notice Address:

1403 N. Research Way

Orem, UT 84097

Attn: Nicolas Wenker, Chief Legal Officer and General Counsel

Email: [***]

The parties have executed this Note Purchase Agreement as of the date first written above.

Purchaser:

[___]

By:
Name
Title: